Exhibit 10.4
Fourth Amendment to Amended and Restated Credit Agreement
     This Fourth Amendment to Amended and Restated Credit Agreement (this “Fourth Amendment”) executed effective as of the 11th day of January, 2010 (the “Fourth Amendment Effective Date”) is among NGAS Resources, Inc., a corporation formed under the laws of the Province of British Columbia (“Holdings”), Daugherty Petroleum, Inc., a corporation formed under the laws of the Commonwealth of Kentucky (the “Borrower”); KeyBank National Association, as administrative agent for the Lenders (in such capacity, together with its successors, the “Administrative Agent”), and the Lenders signatory hereto.
Recitals
     A. Holdings, the Borrower, the Administrative Agent and the Lenders are parties to that certain Amended and Restated Credit Agreement dated as of May 30, 2008, as amended by that First Amendment dated as of June 30, 2008, the Second Amendment dated as of December 31, 2008 and the Third Amendment dated as of June 2, 2009 (the “Credit Agreement”), pursuant to which the Lenders have made certain credit available to and on behalf of the Borrower.
     B. Holdings and the Borrower have requested, and the Administrative Agent and the Lenders have agreed to amend certain provisions of the Credit Agreement subject to compliance with the terms and conditions of this Fourth Amendment to permit the Borrower to make certain distributions to Holdings to be used by Holdings to redeem all or a portion of the NGAS Convertible Notes.
     C. NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
     Section 1. Defined Terms. Each capitalized term which is defined in the Credit Agreement, but which is not defined in this Fourth Amendment, shall have the meaning ascribed such term in the Credit Agreement. Unless otherwise indicated, all section references in this Fourth Amendment refer to the Credit Agreement.
     Section 2. Amendments to Credit Agreement.
     2.1 Amendments to Section 1.01. Section 1.01 is hereby amended by (a) deleting the defined term “NGAS Registration Rights Agreement” in its entirety, (b) deleting the defined terms “NGAS Convertible Notes”, “NGAS Securities Purchase Agreement” and NGAS Securities Purchase Documents” in their entirety and replacing them with the following and (c) adding the definitions “Fourth Amendment Effective Date” and “NGAS Convertible Note Dividend” in the appropriate alphabetical order:
     “‘NGAS Convertible Notes’ means the 6% Amortizing Convertible Notes due May 1, 2012 to be issued by Holdings in the aggregate original principal amount of $28,700,000, together with certain additional consideration, in exchange for 6% Convertible Notes due December 15, 2010 issued by Holdings pursuant to the NGAS Securities Purchase Agreement, as amended and in effect on the Fourth Amendment Effective Date.
     ‘NGAS Securities Purchase Agreement’ means the Securities Purchase Agreement dated as of December 13, 2005, among Holdings and the investors specified therein, as amended and superseded by a separate Exchange Agreement among Holdings and the investors named therein in connection with the exchange of NGAS Convertible Notes, each as in effect on the Fourth Amendment Effective Date.
     ‘NGAS Securities Purchase Documents’ means the NGAS Securities Purchase Agreement, the NGAS Convertible Notes to be issued by Holdings on the Fourth Amendment Effective Date, and all other agreements, instruments and documents relating to any of the foregoing, each as in effect on the Fourth Amendment Effective Date.

     ‘Fourth Amendment Effective Date’ has the meaning specified in the Fourth Amendment to the Credit Agreement dated as of January 11, 2010.
     ‘NGAS Convertible Note Dividends’ has the meaning specified in Section 7.06(c).”
     2.2 Amendment to Section 7.06(b). Section 7.06(b) is hereby amended in its entirety by replacing it with the following:
     “(b) so long as no Default or Event of Default shall have occurred and be continuing or would result therefrom, the Borrower may pay dividends to Holdings to be used by Holdings solely to make regularly scheduled interest payments on (i) the NGAS Convertible Notes, provided that such dividends for payment of regularly scheduled interest on the NGAS Convertible Notes shall not exceed $2,220,000 in the aggregate per calendar year from and after the Fourth Amendment Effective Date, and (ii) any other unsecured Indebtedness incurred by Holdings after the date hereof (A) no part of the principal of which is required to be paid or prepaid prior to the date occurring three (3) months after the Termination Date and (B) that has been approved in writing by the Required Lenders prior to the incurrence of such Indebtedness.”
     2.3 Amendment to Section 7.06. Section 7.06 is hereby amended by adding the following subsections (c), (d) and (e):
     “(c) so long as no Default or Event of Default shall have occurred and be continuing or would result therefrom, the Borrower may pay dividends to Holdings to be used by Holdings solely to redeem certain of the NGAS Convertible Notes, which amount shall solely be payable during the time frames specified below and subject to the limitations specified therewith (the “NGAS Convertible Note Dividends”):
          (i) on or before March 31, 2010, the Borrower may pay NGAS Convertible Note Dividends up to a maximum amount not to exceed $3,000,000;
          (ii) beginning June 1, 2010, the Borrower may pay NGAS Convertible Note Dividends, provided that Holdings has on or before such date made a distribution or distributions to the Borrower in an amount equal to such NGAS Convertible Note Dividend and the sum of all previous NGAS Convertible Note Dividends;
     (d) notwithstanding anything to the contrary in this Section 7.06, no distribution shall be made in accordance with Sections 7.06 (b) or (c) if before or after such distribution the Aggregate Outstanding Credit would exceed 80% of the lesser of (i) the Borrowing Base or (ii) the Total Commitment, each as then in effect.”
          2.4 Amendment to Section 7.08. Section 7.08 is hereby amended in its entirety by replacing it with the following:
     “Section 7.08 Optional Payments and Modifications of Certain Instruments; Synthetic Debt. Except as provided in the NGAS Securities Documents, (a) make or offer to make any optional or voluntary payment, prepayment, repurchase or redemption of or otherwise optionally or voluntarily defease or segregate funds with respect to the NGAS Convertible Notes, (b) make any payment, repurchase or redemption with respect to the NGAS Convertible Notes, (c) amend, modify, waive or otherwise change, or consent or agree to any amendment, modification, waiver or other change to, any of the terms of the NGAS Securities Purchase Documents (other than any such amendment, modification, waiver or other change that (i) would extend the maturity or reduce the amount of any payment of principal thereof or reduce the rate or extend any date for payment of interest thereon and (ii) does not involve the payment of a consent fee), or (d) incur or be obligated under, or make any payment under, any Synthetic Debt;”
     2.5 Amendment to Section 8.01(m). Section 8.01(m) is hereby amended in its entirety by replacing it with the following:

     “(m) except pursuant to the NGAS Securities Documents, (i) any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), shall become, or obtain rights (whether by means or warrants, options or otherwise) to become, the “beneficial owner” (as defined in Rules 13(d) 3 and 13(d) 5 under the Exchange Act), directly or indirectly, of more than 30% of any outstanding class of Equity Interests of Holdings having ordinary voting power for the election of directors of Holdings; (ii) the board of directors of Holdings shall cease to consist of a majority of Continuing Directors; and (iii) Holdings shall cease to own and control, of record and beneficially, directly, 100% of each class of outstanding Equity Interests of the Borrower free and clear of all Liens (except Liens created by the Security Documents); or
     Section 3. Borrowing Base.
     3.1 Reduction. The Borrowing Base shall be reduced by $1,000,000 on the first day of each calendar month, beginning on February 1, 2010, until the next redetermination of the Borrowing Base in accordance with Section 2.02(b).
     3.2 Repayment of Distribution. On June 30, 2010, the Borrowing Base shall be reduced by an amount equal to the excess on such date, if any, of the NGAS Convertible Note Dividend paid by the Borrower pursuant to Section 7.06(c)(i) of the Credit Agreement over any distributions from Holdings to the Borrower after the payment of such NGAS Convertible Note Dividend.
     Section 4 Conditions Precedent. The effectiveness of this Fourth Amendment is subject to the receipt by the Administrative Agent of the following documents and satisfaction of the other conditions provided in this Section 4, each of which shall be reasonably satisfactory to the Administrative Agent in form and substance:
     4.1 Fourth Amendment. The Administrative Agent shall have received multiple counterparts as requested of this Fourth Amendment from the Borrower and the Required Lenders.
     4.2 Payment of Outstanding Invoices. Payment by the Borrower to the Administrative Agent of (a) an amendment fee to the Administrative Agent for each Lender approving this Fourth Amendment in an amount equal to 25 bps times the Commitment of each such Lender and (b) all other fees and other amounts due and payable on or prior to the Fourth Amendment Effective Date, including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower (including, without limitation, the fees and expenses of Vinson & Elkins L.L.P., counsel to the Administrative Agent).
     4.3 No Default. No Default or Event of Default shall have occurred and be continuing as of the Fourth Amendment Effective Date.
     Section 5. Representations and Warranties; Etc. Each of Holdings, the Borrower and the other Loan Parties hereby represents and warrants that:
     5.1 The execution, delivery and performance by Holdings, the Borrower and each Loan Party of this Fourth Amendment have been duly authorized by all necessary corporate, limited partnership or limited liability company action, as appropriate, including, without limitation, where a Party is a limited partnership, all necessary action by its general and limited partners, and that this Amendment is a legal, valid and binding obligation of Holding, the Borrower and each Loan Party enforceable against it in accordance with its terms, except as the enforcement hereof may be subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors’ rights generally or to general principles of equity.
     5.2 The execution, delivery and performance of this Amendment by Holdings, the Borrower and each Loan Party does not, and will not, contravene or conflict with any provision of (a) law, (b) any judgment, decree or order, or (c) the certificate of incorporation or formation or bylaws, limited liability company agreement or limited partnership agreement of Holdings, the Borrower or any Loan Party, as applicable, and does not, and will not, contravene or conflict with, or cause any Lien to arise under, any provision of any agreement, mortgage, lease, instrument or other document binding upon or otherwise affecting the Borrower, any Loan Party or any property of the Borrower, any Loan Party or any Subsidiary thereof.

     5.3 All of the representations and warranties contained in the Credit Agreement and each other Loan Document are true and correct in all material respects on and as of the date hereof as if made on the date hereof and no Default or Event of Default exists under the Credit Agreement or any other Loan Document or will exist after or be triggered by the execution and delivery of this Amendment. In addition, Holdings, the Borrower and each Loan Party hereby represent and warrant that the Credit Agreement and each of the other Loan Documents remain in full force and effect.
     5.4 No consent or authorization of, filing with, notice to or other act by or in respect of, any governmental authority or any other Person is required to be obtained by Holdings, the Borrower or any other Loan Party in connection with the execution, delivery, performance, validity or enforceability of this Amendment.
     5.5 There are no liquidation or dissolution proceedings pending or to the knowledge of Holdings, the Borrower or any other Loan Party threatened against Holdings, the Borrower or any other Loan Party, nor has any other event occurred adversely affecting or threatening the continued limited partnership, limited liability company or corporate existence, as appropriate, of Holdings, the Borrower or any other Loan Party.
     Section 6. Miscellaneous.
     6.1 Confirmation. The provisions of the Credit Agreement (as amended by this Fourth Amendment) shall remain in full force and effect in accordance with its terms following the effectiveness of this Fourth Amendment.
     6.2 Ratification and Affirmation of the Borrower. The Borrower hereby expressly (a) acknowledges the terms of this Fourth Amendment, (b) ratifies and affirms its obligations under the Credit Agreement and the other Security Instruments to which it is a party, (c) acknowledges its continued liability under the Credit Agreement and the other Security Instruments to which it is a party remains in full force and effect with respect to the Indebtedness, as renewed and extended hereby.
     6.3 Counterparts. This Fourth Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument.
     6.4 No Oral Agreement. This written Fourth Amendment, the Credit Agreement and the other Loan Documents executed in connection herewith and therewith represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous, or unwritten oral agreements of the parties. There are no subsequent oral agreements between the parties as of the Fourth Amendment Effective Date.
     6.5 Governing Law. This Fourth Amendment (including, but not limited to, the validity and enforceability hereof) shall be governed by, and construed in accordance with, the laws of the State of Texas.
     6.6 Release of Lenders. IN CONSIDERATION OF THIS FOURTH AMENDMENT AND, SUBJECT TO THE CONDITIONS STATED HEREIN, EACH OF HOLDINGS, THE BORROWER AND THE GUARANTORS HEREBY RELEASES, ACQUITS, FOREVER DISCHARGES, AND COVENANTS NOT TO SUE, THE ADMINISTRATIVE AGENT AND EACH OF THE LENDERS, ALONG WITH ALL OF THEIR BENEFICIARIES, OFFICERS, DIRECTORS, AGENTS, EMPLOYEES, SERVANTS, ATTORNEYS AND REPRESENTATIVES, AS WELL AS THEIR RESPECTIVE HEIRS, EXECUTORS, LEGAL REPRESENTATIVES, ADMINISTRATORS, PREDECESSORS IN INTEREST, SUCCESSORS AND ASSIGNS (EACH INDIVIDUALLY, A “RELEASED PARTY” AND COLLECTIVELY, THE “RELEASED PARTIES”) FROM ANY AND ALL CLAIMS, DEMANDS, DEBTS, LIABILITIES, SUITS, OFFSETS AGAINST THE INDEBTEDNESS EVIDENCED BY THE LOAN DOCUMENTS AND ACTIONS, CAUSES OF ACTION OR CLAIMS FOR RELIEF OF WHATEVER KIND OR NATURE, WHETHER KNOWN OR UNKNOWN, SUSPECTED OR UNSUSPECTED BY BORROWER OR ANY OBLIGOR, WHICH HOLDINGS, THE BORROWER, ANY GUARANTOR, ANY OBLIGOR, OR ANY SUBSIDIARY MAY HAVE OR WHICH MAY HEREAFTER ACCRUE RELATED TO ANY ACTIONS

OR FACTS OCCURRING PRIOR TO THE FOURTH AMENDMENT EFFECTIVE DATE AGAINST ANY RELEASED PARTY, FOR OR BY REASON OF ANY MATTER, CAUSE OR THING WHATSOEVER OCCURRING ON OR PRIOR TO THE FOURTH AMENDMENT EFFECTIVE DATE, WHICH RELATE TO, IN WHOLE OR IN PART, DIRECTLY OR INDIRECTLY THE CREDIT AGREEMENT, ANY HEDGE AGREEMENT, ANY NOTE, ANY SECURITY DOCUMENT, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS EVIDENCED THEREBY, INCLUDING, WITHOUT LIMITATION, ANY DISBURSEMENTS UNDER THE CREDIT AGREEMENT, ANY HEDGE AGREEMENT, ANY NOTES, THE NEGOTIATION OF ANY OF THE CREDIT AGREEMENT, THE HEDGE AGREEMENTS, THE NOTES, OR THE OTHER LOAN DOCUMENTS, THE TERMS THEREOF, OR THE APPROVAL, ADMINISTRATION, ENFORCEMENT OR SERVICING THEREOF.
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     IN WITNESS WHEREOF, the parties hereto have caused this Fourth Amendment to be duly executed effective as of the Fourth Amendment Effective Date.

HOLDINGS:	NGAS RESOURCES, INC., a British Columbia corporation
	By:	/s/ Michael P. Windisch
Title: Chief Financial Officer
Date: January 11, 2010

BORROWER: a Kentucky corporation	DAUGHERTY PETROLEUM, INC.,
	By:	/s/ Michael P. Windisch
Title: Chief Financial Officer
Date: January 11, 2010

Fourth Amendment
Signature Page — 6

ADMINISTRATIVE AGENT:	KEYBANK NATIONAL ASSOCIATION, as Administrative Agent and Lender
	By:	/s/ Thomas Rajan
Title: Senior Vice President
Date: January 11, 2010

Fourth Amendment
Signature Page — 7